UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-42

DWS Portfolio Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	1/31

Date of reporting period:	1/31/07

ITEM 1.               REPORT TO STOCKHOLDERS

JANUARY 31, 2007

Annual Report
to Shareholders

DWS Core Plus Income Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Investment Management Agreement Approval

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary January 31, 2007

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expenses, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2006 is 1.05%, 2.05%, 1.92% and .71% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended January 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of DWS Core Plus Income Fund during such periods and have been adjusted to reflect higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/07
DWS Core Plus Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	4.20%	3.61%	4.68%	5.08%
Class B	3.38%	2.73%	3.84%	4.27%
Class C	3.39%	2.75%	3.89%	4.34%
Lehman Brothers US Aggregate Bond Index+	4.28%	3.41%	4.88%	6.20%
DWS Core Plus Income Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	4.46%	3.93%	5.02%	4.96%
Lehman Brothers US Aggregate Bond Index+	4.28%	3.41%	4.88%	5.37%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on June 25, 2001. Index returns began on June 30, 2001.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 1/31/07	$ 12.60	$ 12.61	$ 12.60	$ 12.57
1/31/06	$ 12.68	$ 12.68	$ 12.67	$ 12.66
Distribution Information: Twelve Months as of 1/31/07: Income Dividends	$ .60	$ .49	$ .49	$ .64
January Income Dividend	$ .0493	$ .0403	$ .0406	$ .0526
SEC 30-day Yield++ as of 1/31/07	4.62%	3.83%	3.93%	4.78%
Current Annualized Distribution Rate++ as of 1/31/07	4.70%	3.84%	3.87%	5.02%
++ The SEC yield is net investment income per share earned over the month ended January 31, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have 3.89% for Class C shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. In addition, the current annualized distribution rate would have been 3.83% for Class C shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class A Lipper Rankings — Corporate Debt Funds A-Rated Category as of 1/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	43	of	173	25
3-Year	30	of	158	19
5-Year	48	of	115	42

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Core Plus Income Fund — Class A [] Lehman Brothers US Aggregate Bond Index+

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/07
DWS Core Plus Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,951	$10,623	$12,003	$15,676
	Average annual total return	-.49%	2.04%	3.72%	4.60%
Class B	Growth of $10,000	$10,039	$10,646	$11,974	$15,186
	Average annual total return	.39%	2.11%	3.67%	4.27%
Class C	Growth of $10,000	$10,339	$10,849	$12,099	$15,295
	Average annual total return	3.39%	2.75%	3.89%	4.34%
Lehman Brothers US Aggregate Bond Index+	Growth of $10,000	$10,428	$11,057	$12,690	$18,249
	Average annual total return	4.28%	3.41%	4.88%	6.20%
		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,044,600	$1,122,500	$1,277,500	$1,311,800
	Average annual total return	4.46%	3.93%	5.02%	4.96%
Lehman Brothers US Aggregate Bond Index+	Growth of $1,000,000	$1,042,800	$1,105,700	$1,269,000	$1,338,900
	Average annual total return	4.28%	3.41%	4.88%	5.37%

The growth of $10,000 and $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on June 25, 2001. Index returns began on June 30, 2001.
+ The Lehman Brothers US Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expenses, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2006 is ..85% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended January 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 1/31/07
DWS Core Plus Income Fund	1-Year	3-Year	5-Year	10-Year
Class S	4.45%	3.83%	4.91%	5.33%
Lehman Brothers US Aggregate Bond Index+	4.28%	3.41%	4.88%	6.20%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 1/31/07	$ 12.60
1/31/06	$ 12.68
Distribution Information: Twelve Months as of 1/31/07: Income Dividends	$ .63
January Income Dividend	$ .0516
SEC 30-day Yield++ as of 1/31/07	4.97%
Current Annualized Distribution Rate++ as of 1/31/07	4.91%
++ The SEC yield is net investment income per share earned over the month ended January 31, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.96% for Class S shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. In addition, the current annualized distribution rate would have been 4.90% for Class S shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Growth of an Assumed $10,000 Investment
[] DWS Core Plus Income Fund — Class S [] Lehman Brothers US Aggregate Bond Index+

Yearly periods ended January 31
Comparative Results as of 1/31/07
DWS Core Plus Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,445	$11,194	$12,710	$16,808
	Average annual total return	4.45%	3.83%	4.91%	5.33%
Lehman Brothers US Aggregate Bond Index+	Growth of $10,000	$10,428	$11,057	$12,690	$18,249
	Average annual total return	4.28%	3.41%	4.88%	6.20%

The growth of $10,000 is cumulative.

+ The Lehman Brothers US Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Class S Lipper Rankings — Corporate Debt Funds A-Rated Category as of 1/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	35	of	173	21
3-Year	23	of	158	15
5-Year	33	of	115	29
10-Year	42	of	61	68

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B, C, and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2006 to January 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 8/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/07	$ 1,037.50	$ 1,033.80	$ 1,033.10	$ 1,038.90	$ 1,038.40
Expenses Paid per $1,000*	$ 5.19	$ 9.02	$ 9.22	$ 3.91	$ 3.70
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 8/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/07	$ 1,020.11	$ 1,016.13	$ 1,016.13	$ 1,021.37	$ 1,021.58
Expenses Paid per $1,000*	$ 5.14	$ 8.94	$ 9.15	$ 3.87	$ 3.67
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Core Plus Income Fund	1.01%	1.76%	1.80%	.76%	.72%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Core Plus Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Core Plus Income Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Aberdeen Asset Management Inc. ("AAMI"), a US registered investment advisor, is the subadvisor for the fund and Aberdeen Asset Management Investment Services Limited ("AAMISL"), a US registered investment advisor, is the sub-subadvisor for the fund. AAMI and AAMISL provide a full range of international investment advisory services to institutional and retail clients. AAMI and AAMISL are each direct wholly owned subsidiaries of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983.

Portfolio Management Team

The fund's subadvisor is AAMI. The following members of the management team handle the day-to-day operations of the core bond and active fixed income portion of the fund:

Gary W. Bartlett, CFA

CIO for Active Fixed Income and senior portfolio manager specializing in taxable municipal, utility and government fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005 and the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992 after nine years of experience as an analyst and fixed income portfolio manager at PNC Financial and credit analyst at First Pennsylvania Bank.

BA from Bucknell University; MBA from Drexel University.

Warren S. Davis, III

Senior portfolio manager for mortgage- and asset-backed fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005 and the fund in 2002

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after nine years of experience as a trader, analyst and developer of analytical and risk management systems for PaineWebber and Merrill Lynch.

BS from Pennsylvania State University; MBA from Drexel University.

Thomas J. Flaherty

Senior portfolio manager for corporate and taxable municipal fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005 and the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after 10 years of fixed income experience, including vice president for US taxable fixed income securities at Prudential Securities.

BA from SUNY Stony Brook.

J. Christopher Gagnier

Head of Core Plus Fixed Income product and senior portfolio manager for corporate and commercial mortgages: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005 and the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1997 after 17 years of experience in fixed income investments at Paine Webber and Continental Bank.

BS from Wharton School of Business; MBA from University of Chicago.

Daniel R. Taylor, CFA

Senior portfolio manager for asset-backed and commercial mortgage fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005 and the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998 after six years of experience as fixed income portfolio manager and senior credit analyst for CoreStates Investment Advisors.

BS from Villanova University.

Timothy C. Vile, CFA

Senior portfolio manager for Core Fixed Income and Global Aggregate Fixed Income: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005 and the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1991 as member of Core Fixed Income; seconded to the London office from January 1999 to June 2002 to design and develop the firm's European Credit and Global Aggregate capabilities; before joining Deutsche Asset Management, he had six years of experience that included portfolio manager for fixed income portfolios at Equitable Capital Management.

BS from Susquehanna University.

William T. Lissenden

Portfolio manager for Core Fixed Income: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005 and the fund in 2003.

Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2002 after 31 years of experience, including fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities and national sales manager for fixed income securities at Prudential Securities.

BS from St. Peter's College; MBA from Baruch College.

The following portfolio managers are responsible for the day-to-day management of the foreign securities, foreign currencies and related investments for the fund:

Brett Diment

Head of Emerging Markets and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 and the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management 1991. Head of Emerging Markets.

BSc from London School of Economics.

Annette Fraser

Client Portfolio Manager and Co-Manager of the fund.

Joined Aberdeen Asset Management and the fund in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1990.

Portfolio Manager in the fixed income team for 10 years specializing in the global fixed income product.

MA from St. Andrews University.

Anthony Fletcher

Client Portfolio Manager and Co-Manager of the fund.

Joined Aberdeen Asset Management and the fund in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1996 as a portfolio manager covering global and UK fixed income products.

Over 18 years investment industry experience, including serving as the Head of global fixed income at the Saudi American Bank and as a fund manager for the Industrial Bank of Japan.

BSc Geology from University of London.

Nik Hart

Head of European Investment Grade and Co-Manager of the fund.

Joined Aberdeen Asset Management and the fund in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992 as a graduate.

Head of European Investment Grade, analyst specializing in investing credit and managing sterling portfolios.

Joined the fund in 2002.

Stephen Ilott

Head of Fixed Income and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 as head of the fixed income business globally.

Joined the fund in 2004.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998.

Prior to 1998, managed global fixed income and currency portfolios on behalf of central banks, corporations and pension funds at Robert Fleming & Company from 1986 to 1997.

Ian Winship

Head of Global Interest Rates and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 and the fund in 2004.

Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 1999 as a member of the fixed income team.

Previously had nine years of experience as a fixed income portfolio manager at Scottish Amicable Investment Managers, Murray Johnstone, and Hill Samuel Asset Managers.

BA from University of Strathclyde.

Matthew Cobon

Head of Currency and Co-Manager of the fund.

Joined Aberdeen Asset Management and the fund in 2005.

Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2001 as a member of the fixed income currency desk.

Previously had five years of experience at Citibank advising global fixed income and currency fund managers on the active management of their currency exposure.

BA from Warwick University.

In the following interview, Gary Bartlett, J. Christopher Gagnier, Warren S. Davis, Thomas J. Flaherty, Daniel R. Taylor and Timothy C. Vile, who serve as co-lead portfolio managers, as well as their extensive team of co-portfolio managers, discuss the recent market environment and strategy in managing DWS Core Plus Income Fund during its most recent annual period ended January 31, 2007.

Q: How did DWS Core Plus Income Fund perform for the 12-month period ended January 31, 2007?

A: For the period ending January 31, 2007, the total return of the fund's Class A shares was 4.20%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and for more complete performance information.) The Lehman Brothers US Aggregate Bond Index delivered a 4.28% return.1 The average fund in the Lipper Corporate Debt A-Rated Funds category had a 3.83% return for the 12-month period ended January 31, 2007.2

1 The Lehman Brothers US Aggregate Bond Index is an unmanaged market value- weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Corporate Debt A-Rated Funds category is comprised of funds that invest primarily in corporate debt issues rated A or better or government issues. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Q: How did the bond market perform during the 12-month period ended January 31, 2007?

A: The tightening cycle came to an end during the period as the US Federal Reserve Board (the Fed) left rates unchanged at its last five meetings. After 17 consecutive rate hikes, the federal funds rate (the overnight rate charged by banks when they borrow money from each other) has been anchored at 5.25% since June 29, 2006. Treasury yields, after falling for five straight months, rose sharply in December and January as the market began to reassess the outlook for near-term Fed easing. The bearish sentiment was a function of better-than-expected economic data that precipitated upward adjustments to Q4 and 2007 growth expectations, somewhat less concern about the impact of the housing market correction on the broader economy, and the Fed statement confirming inflation risks are still biased upward. For the period, the two year Treasury yield increased 0.40%, and the 10 year yield rose 0.29%.

All of the non-Treasury sectors of the bond market outperformed similar-duration Treasury issues by a wide margin with the lowest quality issues performing the best. Investment-grade corporate bonds spreads (the difference in yield versus comparable-duration Treasury bonds) tightened by 2 basis points (bp) to +79bp.3 The average spread in the high-yield market fell 64bp to +300bp, while emerging-market debt spreads contracted 35bp to +182bp. (Tightening spreads are generally a positive factor on performance.)

3 One basis points equal .01%.

High yield and emerging-market debt continued to benefit from a tremendous amount of global liquidity, historically low volatility and expectations for a soft landing in the economy. Strong credit quality is also supporting higher valuations as credit metrics in the corporate and emerging-debt sectors are at historically favorable levels including a high-yield default rate that remains below 2%. The potential for significant credit quality deterioration as a result of event risk is a major concern in the investment-grade corporate sector as a number of leveraged buyouts of large corporate issuers were announced late in the period and conditions are ripe for that trend to continue.4

4 Event risk: the risk due to unforeseen events partaken by or associated with a company.

Q: What factors helped and hurt performance and how is the fund positioned?

A: Security selection in the investment-grade corporate sector had a positive impact on returns. Our bottom-up valuation analysis led to overweights in the media/cable, utility and home-building sectors, all of which outperformed the market in the period.5 In addition, significant exposure to hybrid capital securities in the banking, insurance and utility sectors added value as these securities continued to outpace the market. The positioning described above emphasized BBB issues, which benefited returns. An underweight to sovereign issuers that performed well and exposure to Harrah's Operating Co.* that was subject to event risk detracted from results. With valuations generally full and event risk high, it has become more challenging to find value, and our sell discipline has been causing us to reduce exposure. Further, we have been emphasizing financials and utilities as well as the higher-quality end of the high-yield market as a means to take advantage of attractive relative value and limit event risk.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
* As of January 31, 2007 the position was sold.

Residential mortgages on balance also contributed to results. The fund's holdings continued to emphasize securities that have less prepayment risk than the pass-through issues that comprise the mortgage index. While this lower-risk approach has consistently performed well over longer time periods, it detracted from returns as volatility declined late in the period. Our overweight is comprised mainly of short-duration, high-quality (AAA-rated) hybrid adjustable rate mortgages (ARMS), which do not have much prepayment risk in our view and thus offer excellent relative value compared to other short-duration alternatives. We continue to avoid bearing credit risk in the sector by focusing on agency and AAA-rated securities.

A reduced appetite for risk among investors pushed the asset-backed securities (ABS) and collateralized mortgage-backed securities (CMBS) sectors toward fuller valuations. This along with strong security selection added value. Credit quality trends have begun to deteriorate in the sub-prime ABS area, which has not impacted our portfolio because our credit analysis anticipated this trend, and we continue to maintain a defensive posture.

High-yield holdings added significantly to returns as we were positioned well for the strong rally in the market. We have recently begun to reduce exposure to high yield on strength. The fund's holdings continue to emphasize BB-rated issues on a very well diversified basis. We are finding particularly good value in bank loans, where we can move up in the capital structure while still earning attractive spreads. Emerging-market debt exposure also had a large positive impact on performance as we again were well positioned to take advantage of spread tightening in the sector, particularly holdings in Argentina and Brazil. In our emerging-debt strategy, we remain focused on adding a well-diversified collection of individual security selection ideas that we believe offer attractive value on a risk-adjusted basis versus investment-grade bonds.

Active currency exposure detracted modestly from returns, particularly due to being short the euro versus a basket of secondary currencies. We continue to lack conviction with respect to the dollar versus the major currencies, but are currently finding value being a bit short a collection of commodity-based currencies on a well-diversified basis.

Q: What are your general thoughts on the state of the bond market?

A: Today's primary determinants of rate and spread levels — respectively, the threat of the housing slowdown spilling over into the broader economy, and a world awash in liquidity, particularly US dollars — remained relatively constant. Valuations broadly appear to us on the full side of fair value, and we continue to be surprised at the strong performance of spreads in this context. While likely at an early stage, the pace of balance sheet releveraging through share buybacks, mergers and acquisitions, and private equity financed leveraged buyouts has unmistakably quickened. In this context, we remain focused on the hard work of identifying and appropriately valuing the risks existent in individual bonds. We are finding more selling rather than buying opportunities, and our positioning reflects that reality.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	1/31/07	1/31/06

Commercial and Non-Agency Mortgage Backed Securites	29%	18%
Corporate Bonds	16%	19%
Collateralized Mortgage Obligations	13%	17%
US Treasury Obligations	10%	17%
US Government Agency Sponsored Pass-Throughs	9%	5%
Foreign Bonds — US$ Denominated	8%	6%
Asset Backed	5%	7%
Municipal Bonds and Notes	4%	5%
Cash Equivalents, net**	4%	3%
Foreign Bonds — Non US$ Denominated	2%	2%
Preferred Stocks	—	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	1/31/07	1/31/06

US Government and Agencies	32%	39%
AAA*	39%	28%
AA	1%	3%
A	7%	10%
BBB	12%	12%
BB	4%	5%
B	3%	3%
Not Rated	2%	—
	100%	100%
* Category includes cash equivalents.
** Includes other assets and liabilities.

Asset allocation and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity (Excludes Cash Equivalents)	1/31/07	1/31/06

Less than 1 year	7%	15%
1-4.99 years	39%	31%
5-9.99 years	40%	35%
Greater than 10 years	14%	19%
	100%	100%

Weighted average effective maturity: 7.16 years and 6.82 years, respectively.

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 22. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2007

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 16.7%
Consumer Discretionary 2.7%
Avis Budget Car Rental LLC, 144A, 7.625%, 5/15/2014	1,075,000	1,066,937
Caesars Entertainment, Inc.:
7.875%, 3/15/2010	805,000	845,250
8.125%, 5/15/2011	535,000	566,431
Comcast Cable Holdings LLC, 10.125%, 4/15/2022	675,000	900,306
Comcast Corp., 5.875%, 2/15/2018	152,000	151,278
DaimlerChrysler NA Holding Corp., Series E, 5.901%*, 10/31/2008	1,972,000	1,980,740
Dex Media East LLC/Financial, 12.125%, 11/15/2012	440,000	484,000
EchoStar DBS Corp., 7.0%, 10/1/2013	681,000	681,851
INVISTA, 144A, 9.25%, 5/1/2012	1,656,000	1,771,920
Mediacom Broadband LLC, 144A, 8.5%, 10/15/2015	255,000	258,188
MGM MIRAGE:
6.75%, 4/1/2013	815,000	799,719
6.875%, 4/1/2016	270,000	260,550
7.625%, 1/15/2017	95,000	95,594
TCI Communications, Inc., 8.75%, 8/1/2015	1,960,000	2,314,446
Tele-Communications, Inc., 9.875%, 6/15/2022	475,000	624,696
Time Warner, Inc.:
7.57%, 2/1/2024	965,000	1,062,365
7.625%, 4/15/2031	1,625,000	1,821,487
United Auto Group, Inc., 144A, 7.75%, 12/15/2016	555,000	557,775
Viacom, Inc.:
5.75%, 4/30/2011	1,598,000	1,599,739
6.875%, 4/30/2036	937,000	933,352
		18,776,624
Consumer Staples 0.2%
Pilgrim's Pride Corp.:
7.625%, 5/1/2015	195,000	193,050
8.375%, 5/1/2017	75,000	73,875
SUPERVALU, Inc., 7.5%, 11/15/2014	1,052,000	1,096,141
		1,363,066
Energy 1.5%
Allis-Chalmers Energy, Inc., 144A, 8.5%, 3/1/2017	515,000	515,000
Arizona Public Service Co., 6.875%, 8/1/2036	1,320,000	1,385,485
Berry Petroleum Co., 8.25%, 11/1/2016	701,000	690,485
Chesapeake Energy Corp.:
6.625%, 1/15/2016	442,000	429,845
6.875%, 1/15/2016	510,000	504,900
Complete Production Services, Inc., 144A, 8.0%, 12/15/2016	122,000	123,525
Enterprise Products Operating LP:
Series B, 5.0%, 3/1/2015	2,133,000	2,008,405
7.5%, 2/1/2011	1,194,000	1,271,023
8.375%, 8/1/2066	1,490,000	1,627,707
Southern Natural Gas, 8.875%, 3/15/2010	115,000	120,479
Southern Union Co., 7.2%, 11/1/2066	1,036,000	1,033,052
Williams Companies, Inc.:
8.125%, 3/15/2012	160,000	172,200
8.75%, 3/15/2032	75,000	85,312
		9,967,418
Financials 5.2%
American General Finance Corp.:
Series I, 4.875%, 5/15/2010	110,000	108,347
Series J, 5.625%, 8/17/2011	5,335,000	5,374,698
Arch Western Finance, 6.75%, 7/1/2013	735,000	725,813
BAC Capital Trust XI, 6.625%, 5/23/2036	600,000	639,691
ComEd Financing III, 6.35%, 3/15/2033	553,000	484,812
Erac USA Finance Co., 144A, 8.0%, 1/15/2011	2,896,000	3,139,814
ERP Operating LP, 6.95%, 3/2/2011	246,000	259,225
Ford Motor Credit Co., 8.11%*, 1/13/2012	1,070,000	1,074,398
GMAC LLC, 6.0%, 12/15/2011	1,185,000	1,167,572
Idearc, Inc., 144A, 8.0%, 11/15/2016	1,028,000	1,044,705
Lloyds TSB Group PLC, 144A, 6.267%, 12/31/2049	2,165,000	2,145,179
Mangrove Bay Pass-Through Trust, 144A, 6.102%, 7/15/2033	680,000	658,274
Nelnet, Inc., 7.4%, 9/29/2036	1,175,000	1,204,119
Pennsylvania Mutual Life Insurance Co., 144A, 6.65%, 6/15/2034	1,678,000	1,769,866
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	165,000	179,438
Reinsurance Group of America, Inc., 6.75%, 12/15/2065	2,890,000	2,885,110
Suntrust Preferred Capital I, 5.853%, 10/31/2049 (b)	1,657,000	1,671,895
The Goldman Sachs Group, Inc., 5.95%, 1/15/2027	4,305,000	4,200,561
United Dominion Realty Trust, Inc., Series E, (REIT), 3.9%, 3/15/2010	770,000	734,471
Wachovia Capital Trust III, 5.8%, 3/15/2042	3,940,000	3,967,162
Western Union Co., 144A, 6.2%, 11/17/2036	2,145,000	2,022,909
		35,458,059
Health Care 0.1%
Cooper Companies, Inc., 144A, 7.125%, 2/15/2015	357,000	360,570
HCA, Inc., 7.875%, 2/1/2011	525,000	528,937
		889,507
Industrials 0.7%
Allied Waste North America, Inc., 6.5%, 11/15/2010	1,045,000	1,046,306
ARAMARK Corp.:
144A, 8.5%, 2/1/2015	220,000	225,225
144A, 8.86%*, 2/1/2015	85,000	86,700
Northwest Pipelines Corp., 7.0%, 6/15/2016	218,000	227,265
SemGroup LP, 144A, 8.75%, 11/15/2015	1,023,000	1,025,557
Service Corp. International, 7.375%, 10/1/2014	182,000	187,460
TransDigm, Inc., 144A, 7.75%, 7/15/2014	130,000	132,600
Williams Partners LP, 144A, 7.25%, 2/1/2017	120,000	123,300
Xerox Corp., 6.75%, 2/1/2017	1,515,000	1,552,875
		4,607,288
Information Technology 0.1%
Freescale Semiconductor, Inc., 144A, 8.875%, 12/15/2014	753,000	749,235
Materials 0.8%
Berry Plastics Holding Corp., 144A, 8.875%, 9/15/2014	440,000	454,300
Chemtura Corp., 6.875%, 6/1/2016	139,000	134,830
Lyondell Chemical Co.:
8.0%, 9/15/2014	851,000	885,040
8.25%, 9/15/2016	308,000	326,480
10.5%, 6/1/2013	160,000	176,600
Momentive Performance, 144A, 9.75%, 12/1/2014	718,000	735,950
Newmont Mining Corp., 5.875%, 4/1/2035	1,002,000	929,367
Peabody Energy Corp., Series B, 6.875%, 3/15/2013	20,000	20,100
Pliant Corp., 11.625%, 6/15/2009 (PIK)	5	6
The Mosaic Co.:
144A, 7.375%, 12/1/2014	489,000	495,112
144A, 7.625%, 12/1/2016	102,000	104,295
Westlake Chemical Corp., 6.625%, 1/15/2016	1,066,000	1,044,680
		5,306,760
Telecommunication Services 0.7%
Citizens Communications Co.:
144A, 7.875%, 1/15/2027	150,000	151,875
9.0%, 8/15/2031	711,000	766,103
Embarq Corp., 7.995%, 6/1/2036	1,836,000	1,908,221
Sprint Nextel Corp., 6.0%, 12/1/2016	1,975,000	1,920,071
		4,746,270
Utilities 4.7%
AES Corp., 144A, 8.75%, 5/15/2013	250,000	266,563
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	1,187,000	1,293,830
Baltimore Gas & Electric Co., 144A, 6.35%, 10/1/2036	440,000	449,160
CC Funding Trust I, 6.9%, 2/16/2007	2,538,050	2,538,771
CMS Energy Corp., 8.5%, 4/15/2011	135,000	146,138
Commonwealth Edison Co., Series 98, 6.15%, 3/15/2012	1,665,000	1,700,799
Constellation Energy Group, 7.6%, 4/1/2032	620,000	721,420
Consumers Energy Co.:
Series F, 4.0%, 5/15/2010	1,118,000	1,067,796
5.0%, 2/15/2012	1,870,000	1,823,940
Dominion Resources, Inc.:
Series 06-B, 6.3%, 9/30/2066	1,075,000	1,082,711
7.5%, 6/30/2066	3,155,000	3,403,100
Edison Mission Energy, 7.75%, 6/15/2016	898,000	949,635
Energy East Corp.:
6.75%, 6/15/2012	2,505,000	2,630,934
6.75%, 9/15/2033	430,000	450,493
6.75%, 7/15/2036	1,155,000	1,220,143
Entergy Louisiana LLC, 6.3%, 9/1/2035	625,000	613,269
FPL Energy National Wind, 144A, 5.608%, 3/10/2024	1,867,409	1,827,895
Mirant Mid Atlantic LLC, Series A, 8.625%, 6/30/2012	397,960	420,842
Mission Energy Holding Co., 13.5%, 7/15/2008	417,000	457,136
Nevada Power Co., 9.0%, 8/15/2013	115,000	124,173
Northeast Utilities, Series B, 3.3%, 6/1/2008	3,985,000	3,873,021
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	226,000	245,775
Regency Energy Partners LP, 144A, 8.375%, 12/15/2013	750,000	751,875
Sierra Pacific Resources:
6.75%, 8/15/2017	50,000	50,096
7.803%, 6/15/2012	1,000	1,045
8.625%, 3/15/2014	30,000	32,348
TXU Corp., 7.48%, 1/1/2017	2,207,000	2,249,352
WPS Resources Corp., 6.11%, 12/1/2066	1,470,000	1,455,541
		31,847,801
Total Corporate Bonds (Cost $114,261,191)		113,712,028

Foreign Bonds — US$ Denominated 7.6%
Consumer Discretionary 0.0%
Shaw Communications, Inc., 8.25%, 4/11/2010	35,000	37,188
Energy 0.5%
Canadian Natural Resources Ltd., 6.5%, 2/15/2037 (b)	2,575,000	2,569,865
GAZ Capital (Gazprom), 144A, 6.212%, 11/22/2016	1,021,000	1,007,217
		3,577,082
Financials 5.0%
AES El Salvador Trust, 144A, 6.75%, 2/1/2016	1,700,000	1,688,260
Banco Do Estado de Sao Paulo, 144A, 8.7%, 9/20/2049	590,000	625,400
Banco Mercantil del Norte SA, Series A, 144A, 6.135%, 10/13/2016	1,150,000	1,150,661
Banque Centrale de Tunisie, 8.25%, 9/19/2027	280,000	339,220
ChinaTrust Commercial Bank, 144A, 5.625%, 12/29/2049	1,909,000	1,839,335
Corp. Andina de Fomento, 5.75%, 1/12/2017	1,755,000	1,745,226
ICICI Bank Ltd., 144A, 6.375%, 4/30/2022	1,295,000	1,285,008
Kazakhstan Temir Zholy, 7.0%, 5/11/2016	900,000	939,978
Mizuho Financial Group, (Cayman), 8.375%, 12/29/2049	3,905,000	4,107,279
MUFG Capital Finance 1 Ltd., 6.346%, 7/29/2049	4,950,000	4,992,516
Oil Insurance Ltd., 144A, 7.558%, 12/29/2049	4,980,000	5,140,107
Royal Bank of Scotland Group PLC, Series 1, 9.118%, 3/31/2049	1,360,000	1,498,501
SPI Electricity & Gas Australia Holdings Property Ltd., 144A, 6.15%, 11/15/2013	2,025,000	2,084,132
Stoneheath Re, 6.868%, 12/29/2049	2,075,000	2,062,550
Sumitomo Mitsui Banking Corp., 144A, 5.625%, 7/29/2049	2,915,000	2,837,152
Svenska Handelsbanken AB, 144A, 7.125%, 3/29/2049	1,165,000	1,166,703
		33,502,028
Industrials 0.2%
Kansas City Southern de Mexico:
144A, 7.625%, 12/1/2013	409,000	410,022
9.375%, 5/1/2012	892,000	952,210
12.5%, 6/15/2012	150,000	162,000
		1,524,232
Information Technology 0.1%
Seagate Technology HDD Holdings:
6.375%, 10/1/2011	310,000	309,225
6.8%, 10/1/2016	470,000	468,825
		778,050
Materials 0.4%
Celulosa Arauco y Constitucion SA, 5.625%, 4/20/2015 (b)	2,682,000	2,613,223
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	265,000	265,276
		2,878,499
Sovereign Bonds 0.9%
Dominican Republic, Series REG S, 8.625%, 4/20/2027	110,000	125,950
Government of Ukraine:
Series REG S, 6.58%, 11/21/2016	320,000	321,800
Series REG S, 7.65%, 6/11/2013	300,000	321,720
Republic of Argentina:
GDP Linked Note, 12/15/2035	2,076,943	284,126
8.28%, 12/31/2033 (PIK)	693,246	796,193
Republic of Colombia, 7.375%, 1/27/2017	190,000	202,920
Republic of El Salvador, Series REG S, 7.65%, 6/15/2035	480,000	540,000
Republic of Panama:
6.7%, 1/26/2036	70,000	71,050
7.125%, 1/29/2026	590,000	625,400
Republic of Turkey, 6.875%, 3/17/2036	710,000	671,837
Russian Federation:
Series REG S, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	180,000	200,664
Series REG S, 12.75%, 6/24/2028	190,000	341,097
State of Qatar, Series REG S, 9.75%, 6/15/2030	960,000	1,423,200
United Mexican States, 8.3%, 8/15/2031	210,000	264,600
		6,190,557
Telecommunication Services 0.5%
Axtel SAB de CV, 144A, 7.625%, 2/1/2017	434,000	434,000
Mobifon Holdings BV, 12.5%, 7/31/2010	315,000	344,138
Nordic Telephone Co. Holdings, 144A, 8.875%, 5/1/2016	636,000	683,700
Telecom Italia Capital:
4.0%, 1/15/2010	320,000	306,152
4.95%, 9/30/2014	1,625,000	1,496,610
5.25%, 11/15/2013	295,000	280,529
		3,545,129
Total Foreign Bonds — US$ Denominated (Cost $51,717,395)		52,032,765

Foreign Bonds — Non US$ Denominated 1.6%
Financials 0.1%
Red Arrow International Leasing, 8.375%, 6/30/2012 RUB	14,691,105	571,627
Sovereign Bonds 1.5%
Aries Vermogensverwaltung GmbH, Series B REG S, 7.75%, 10/25/2009 EUR	250,000	354,381
Government of Indonesia:
Series FR-23, 11.0%, 12/15/2012 IDR	3,000,000,000	349,978
Series FR-26, 11.0%, 10/15/2014 IDR	2,696,000,000	314,839
Series FR-33, 12.5%, 3/15/2013 IDR	2,000,000,000	248,462
Government of Malaysia, Series 1/04, 4.305%, 2/27/2009 MYR	2,650,000	766,146
Mexican Bonds:
Series M-20, 8.0%, 12/7/2023 MXN	10,010,000	908,867
Series MI-10, 8.0%, 12/19/2013 MXN	40,630,000	3,711,932
Republic of Argentina:
GDP Linked Note, 12/15/2035 ARS	5,845,697	222,917
5.83%, 12/31/2033 (PIK) ARS	1,258,948	562,947
Republic of Egypt, Treasury Bills:
Series 182, Zero Coupon, 4/24/2007 EGP	1,800,000	309,605
Series 364, Zero Coupon, 4/3/2007 EGP	5,550,000	959,779
Republic of Peru, 8.2%, 8/12/2026 PEN	2,000,000	718,185
Republic of Turkey:
14.0%, 1/19/2011 TRY	740,000	459,274
15.0%, 2/10/2010 TRY	460,000	296,885
		10,184,197
Total Foreign Bonds — Non US$ Denominated (Cost $9,726,407)		10,755,824

Asset Backed 5.0%
Automobile Receivables 0.0%
MMCA Automobile Trust, "B", Series 2002-2, 4.67%, 3/15/2010	79,271	79,194
Home Equity Loans 5.0%
Bayview Financial Acquisition Trust, "1A1", Series 2006-C, 6.035%, 11/28/2036	5,232,459	5,238,999
Countrywide Asset-Backed Certificates:
"AF2", Series 2005-7, 4.367%, 11/25/2035	4,160,027	4,120,701
"2A3", Series 2005-12, 5.069%, 2/25/2036	3,145,000	3,112,064
"A1", Series 2006-S6, 5.43%*, 3/25/2034	12,427	12,427
"A6", Series 2006-S6, 5.657%, 3/25/2034	3,120,000	3,100,172
Credit-Based Asset Servicing and Securities, "AF2", Series 2004-CB8, 4.134%, 12/25/2035	1,268,395	1,260,183
Encore Credit Receivables NIM Trust, "NOTE", Series 2005-4, 144A, 4.5%, 1/25/2036	152,719	152,421
Master Asset Backed Securities Trust, "A1B", Series 2005-AB1, 5.143%, 11/25/2035	2,073,433	2,062,182
Merrill Lynch Mortgage Investors Trust, "A1A", Series 2005-NCB, 5.451%, 7/25/2036	662,873	660,052
Novastar NIM Trust, "NOTE", Series 2005-N1, 144A, 4.777%, 10/26/2035	175,715	175,401
Renaissance Home Equity Loan Trust:
"AF3", Series 2005-2, 4.499%, 8/25/2035	1,360,000	1,344,905
"AF1", Series 2006-4, 5.545%, 1/25/2037	3,044,017	3,032,407
Residential Asset Mortgage Products, Inc., "AI5", Series 2002-RS3, 5.572%, 6/25/2032	2,717,682	2,707,453
Terwin Mortgage Trust, "AF2", Series 2005-14HE, 4.849%, 8/25/2036	6,772,000	6,687,097
		33,666,464
Total Asset Backed (Cost $33,922,414)		33,745,658

US Government Agency Sponsored Pass-Throughs 9.0%
Federal National Mortgage Association:
4.5%, with various maturities from 5/1/2019 until 10/1/2033	11,408,834	10,720,355
5.0%, with various maturities from 8/1/2020 until 3/1/2034	18,452,685	17,833,472
5.5%, with various maturities from 12/1/2024 until 1/1/2035	13,813,173	13,636,464
6.0%, 9/1/2036	3,828,204	3,842,266
6.5%, with various maturities from 9/1/2016 until 9/1/2036	14,172,135	14,416,480
8.0%, 9/1/2015	627,705	656,626
Total US Government Agency Sponsored Pass-Throughs (Cost $61,731,988)		61,105,663

Commercial and Non-Agency Mortgage-Backed Securities 28.2%
Adjustable Rate Mortgage Trust, "1A4", Series 2006-2, 5.769%*, 5/25/2036	3,190,000	3,208,319
Banc of America Commercial Mortgage, Inc., "A4", Series 2005-5, 5.115%*, 10/10/2045	5,120,000	4,981,635
Banc of America Funding Corp., "2A1", Series 2006-E, 5.863%*, 6/20/2036	3,429,955	3,444,164
Bear Stearns Adjustable Rate Mortgage Trust:
"2A1", Series 2004-12, 4.46%*, 2/25/2035	2,801,661	2,746,176
"A1", Series 2006-1, 4.625%*, 2/25/2036	7,914,100	7,759,533
"2A1", Series 2006-4, 5.836%*, 10/25/2036	2,822,098	2,829,883
Chase Mortgage Finance Corp., "3A1", Series 2005-A1, 5.27%*, 12/25/2035	5,475,167	5,407,855
Citicorp Mortgage Securities, Inc., "1A1", Series 2004-8, 5.5%, 10/25/2034	2,481,303	2,468,339
Citigroup Commercial Mortgage Trust:
"A5", Series 2004-C2, 4.733%, 10/15/2041	1,360,000	1,295,879
"ASB", Series 2006-C5, 5.413%, 10/15/2049	3,418,000	3,395,006
Citigroup Mortgage Loan Trust, Inc.:
"2A1", Series 2006-AR1, 4.7%*, 3/25/2036	4,644,993	4,550,040
"1A1", Series 2006-AR1, 4.9%*, 10/25/2035	1,590,964	1,572,142
"1A2", Series 2006-AR2, 5.545%*, 3/25/2036	2,890,785	2,880,470
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	3,189,682	3,241,555
Countrywide Alternative Loan Trust:
"2A2", Series 2004-18CB, 5.125%, 9/25/2034	3,437,122	3,414,390
"1A5", Series 2003-J1, 5.25%, 10/25/2033	2,231,850	2,212,972
"1A15", Series 2005-J10, 5.5%, 10/25/2035	3,572,460	3,547,193
"1A1", Series 2004-J1, 6.0%, 2/25/2034	372,121	370,093
"7A1", Series 2004-J2, 6.0%, 12/25/2033	976,064	974,234
"A1", Series 2004-35T2, 6.0%, 2/25/2035	2,465,865	2,462,035
Countrywide Home Loans, "A6", Series 2003-57, 5.5%, 1/25/2034	971,576	966,866
Deutsche Alternative-A Securities, Inc. Mortgage Loan, "A1A", Series 2006-AB4, 6.005%*, 10/25/2036 (c)	1,617,595	1,612,392
GE Capital Commercial Mortgage Corp., "AAB", Series 2005-C3, 4.94%, 7/10/2045	1,635,000	1,590,934
GMAC Mortgage Corp. Loan Trust:
"A15", Series 2004-J1, 5.25%, 4/25/2034	1,875,909	1,864,298
"A1", Series 2006-J1, 5.75%, 4/25/2036	6,531,745	6,529,055
Greenwich Capital Commercial Funding Corp., "AAB", Series 2006-GG7, 5.912%*, 7/10/2038	1,905,000	1,957,657
GS Mortgage Securities Corp. II:
"A4", Series 2005-GG4, 4.761%, 7/10/2039	5,255,000	4,996,754
"C", Series 1998-C1, 6.91%, 10/18/2030	3,255,000	3,312,494
GSR Mortgage Loan Trust:
"4A5", Series 2005-AR6, 4.552%*, 9/25/2035	3,705,000	3,623,079
"2A4", Series 2006-AR1, 5.188%*, 1/25/2036	5,145,000	5,079,961
"2A1", Series 2007-AR1, 6.043%, 3/25/2037	2,085,000	2,098,194
JPMorgan Mortgage Trust, "2A4", Series 2006-A2, 5.766%*, 4/25/2036	4,085,000	4,111,700
Master Alternative Loans Trust:
"5A1", Series 2005-1, 5.5%, 1/25/2020	6,561,122	6,503,873
"5A1", Series 2005-2, 6.5%, 12/25/2034	957,232	965,022
Master Asset Securitization Trust, "2A7", Series 2003-9, 5.5%, 10/25/2033	2,820,474	2,749,082
Merrill Lynch Mortgage Investors Trust:
"A2", Series 2005-A5, 4.566%, 6/25/2035	465,000	453,007
"1A1", Series 2006-A1, 5.882%*, 3/25/2036	3,880,233	3,900,893
Mortgage Capital Funding, Inc., "A2", Series 1998-MC3, 6.337%, 11/18/2031	1,956,764	1,967,520
Residential Accredit Loans, Inc., "CB", Series 2004-QS2, 5.75%, 2/25/2034	3,794,799	3,712,976
Structured Adjustable Rate Mortgage Loan Trust:
"5A1", Series 2006-1, 5.25%, 2/25/2036	3,191,575	3,165,073
"9A1", Series 2005-18, 5.25%, 9/25/2035	2,331,675	2,307,368
"2A1", Series 2006-1, 5.633%*, 2/25/2036	2,985,692	2,972,891
Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	946,810	900,357
Wachovia Bank Commercial Mortgage Trust, "AMFX", Series 2005-C20, 5.179%, 7/15/2042	6,855,000	6,689,816
Wachovia Mortgage Loan Trust LLC, "3A1", Series 2005-B, 5.157%*, 10/20/2035	5,604,304	5,528,507
Washington Mutual:
"1A1", Series 2006-AR2, 5.328%*, 3/25/2037	4,641,657	4,617,473
"1A1", Series 2006-AR18, 5.372%, 1/25/2037	5,117,149	5,075,346
"1A1", Series 2007-HY2, 5.663%, 1/1/2037	5,160,000	5,159,680
"1A2", Series 2006-AR12, 5.834%*, 10/25/2036	3,525,000	3,541,933
"1A4", Series 2006-AR8, 5.92%*, 8/25/2046	4,066,849	4,082,944
"3A1", Series 2007-HY2, 5.954%, 1/1/2037	3,440,000	3,453,191
Wells Fargo Mortgage Backed Securities Trust:
"B1", Series 2005-AR12, 4.325%*, 7/25/2035	3,497,616	3,392,843
"2A5", Series 2006-AR2, 5.096%*, 3/25/2036	10,581,327	10,491,185
"A1", Series 2006-3, 5.5%, 3/25/2036	3,247,483	3,227,819
"2A5", Series 2006-AR1, 5.56%*, 3/25/2036	3,340,000	3,285,965
"1A3", Series 2006-6, 5.75%, 5/25/2036	3,291,772	3,290,324
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $192,200,018)		191,940,385

Collateralized Mortgage Obligations 13.7%
Fannie Mae Whole Loan, "1A1", Series 2004-W15, 6.0%, 8/25/2044	2,680,923	2,679,507
Federal Home Loan Mortgage Corp.:
"BG", Series 2869, 5.0%, 7/15/2033	815,000	783,730
"JG", Series 2937, 5.0%, 8/15/2033	7,240,000	6,938,813
"KD", Series 2915, 5.0%, 9/15/2033	3,266,000	3,131,261
"OG", Series 2889, 5.0%, 5/15/2033	7,102,000	6,811,578
"PD", Series 2844, 5.0%, 12/15/2032	5,420,000	5,214,203
"PE", Series 2721, 5.0%, 1/15/2023	345,000	329,875
"PE", Series 2898, 5.0%, 5/15/2033	3,440,000	3,300,839
"PG", Series 2734, 5.0%, 7/15/2032	6,738,000	6,508,697
"QE", Series 2991, 5.0%, 8/15/2034	5,609,000	5,364,439
"TK", Series 2693, 5.0%, 8/15/2027	5,412,000	5,362,569
"UE", Series 2764, 5.0%, 10/15/2032	6,133,000	5,916,905
"UE", Series 2911, 5.0%, 6/15/2033	3,585,000	3,436,788
"CH", Series 2390, 5.5%, 12/15/2016	2,272,000	2,264,527
"PE", Series 2522, 5.5%, 3/15/2022	11,050,000	11,036,601
"B", Series 1997-M5, 6.65%, 8/25/2007	830,667	828,606
Federal National Mortgage Association:
"C", Series 2002-M2, 4.717%, 8/25/2012	8,791,083	8,537,499
"PE", Series 2005-44, 5.0%, 7/25/2033	1,350,000	1,290,986
"QD", Series 2005-29, 5.0%, 8/25/2033	2,485,000	2,373,773
"OG", Series 2001-69, 5.5%, 12/25/2016	2,005,750	2,006,985
"PG", Series 2002-3, 5.5%, 2/25/2017	3,750,000	3,751,479
"QC", Series 2002-11, 5.5%, 3/25/2017	4,270,000	4,267,905
"VD", Series 2002-56, 6.0%, 4/25/2020	167,135	166,748
"ZQ", Series G92-9, 7.0%, 12/25/2021	769,417	772,935
Total Collateralized Mortgage Obligations (Cost $94,785,340)		93,077,248

Municipal Bonds and Notes 4.5%
Brockton, MA, General Obligation, Economic Development, Series A, 6.45%, 5/1/2017 (d)	1,825,000	1,919,097
Chicago, Il, O'Hare International Airport Revenue, Series C, 5.053%, 1/1/2011 (d)	3,510,000	3,478,936
Detroit, MI, Capital Improvement, Series A-1, 4.96%, 4/1/2020 (d)	3,325,000	3,118,085
Hoboken, NJ, Series B, 5.33%, 2/1/2018 (d)	1,825,000	1,825,000
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	3,555,000	3,471,138
La Quinta, CA, Redevelopment Agency Tax Allocation, Redevelopment Project Area No. 1, 6.24%, 9/1/2023 (d)	390,000	402,913
Portland, OR, River District, Renewal & Redevelopment Revenue, Series B, 3.8%, 6/15/2012 (d)	1,955,000	1,826,654
South Portland, ME, State General Obligation, 5.1%, 3/1/2017 (d)	1,890,000	1,836,967
Union City, CA, Taxable Pension Obligation, 5.36%, 7/1/2014 (d)	3,890,000	3,856,779
Union County, NJ, Improvement Authority, Student Loan Revenue, 5.29%, 4/1/2018 (d)	4,245,000	4,143,035
Virgin Islands, Port Authority Marine Revenue, Series B, 5.08%, 9/1/2013 (d)	3,600,000	3,551,796
Washington, State Economic Development Finance Authority Revenue, CSC Tacoma LLC Project, Series A, 3.8%, 10/1/2011 (d)	1,335,000	1,258,091
Total Municipal Bonds and Notes (Cost $31,228,734)		30,688,491

US Treasury Obligations 10.1%
US Treasury Bonds:
6.0%, 2/15/2026 (b)	27,567,000	30,838,430
6.125%, 11/15/2027	280,000	320,119
6.875%, 8/15/2025	768,000	938,100
7.5%, 11/15/2016	4,000,000	4,814,688
8.125%, 8/15/2019 (b)	18,201,000	23,544,704
US Treasury Notes:
2.25%, 2/15/2007	1,900,000	1,898,142
3.25%, 8/15/2007	2,560,000	2,535,099
4.25%, 8/15/2013	1,740,000	1,686,032
4.25%, 11/15/2013	12,000	11,610
4.25%, 11/15/2014	536,000	516,298
4.375%, 11/15/2008	1,500,000	1,485,176
4.75%, 3/31/2011	341,000	340,068
Total US Treasury Obligations (Cost $71,145,761)		68,928,466
	Shares	Value ($)

Preferred Stock 0.1%
Arch Capital Group Ltd., 8.0% (Cost $330,567)	13,089	344,814
	Principal Amount ($)(a)	Value ($)

Time Deposits 0.6%
Dexia Banque International:
5.23%, 2/5/2007	2,153,750	2,153,750
5.26%, 2/7/2007	2,154,387	2,154,387
Total Time Deposits (Cost $4,308,137)		4,308,137
	Principal Amount ($)(a)	Value ($)

Securities Lending Collateral 7.1%
Daily Assets Fund Institutional, 5.34% (e) (f) (Cost $48,126,084)	48,126,084	48,126,084

Cash Equivalents 4.0%
Cash Management QP Trust, 5.31% (g) (Cost $27,496,858)	27,496,858	27,496,858
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $740,980,894)+	108.2	736,262,421
Other Assets and Liabilities, Net	(8.2)	(56,304,521)
Net Assets	100.0	679,957,900
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury Bill rate. These securities are shown at their current rate as of January 31, 2007.
+ The cost for federal income tax purposes was $742,404,367. At January 31, 2007, net unrealized depreciation for all securities based on tax cost was $6,141,946. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,964,949 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,106,895.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at January 31, 2007 amounted to $46,135,510 which is 6.8% of net assets.
(c) Affiliated issuer.
(d) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	0.7
Financial Guaranty Insurance Company	0.2
Financial Security Assurance, Inc.	1.0
MBIA Corp.	1.7
(e) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f) Represents collateral held in connection with securities lending.
(g) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in kind.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

As of January 31, 2007, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	938,568	BRL	2,032,000	4/26/2007	6,424
USD	316,836	BRL	685,000	4/26/2007	1,726
CLP	920,000,000	USD	1,701,813	4/26/2007	13,275
GBP	2,306,000	USD	4,549,162	4/26/2007	19,952
MXN	38,546,000	USD	3,525,914	4/26/2007	38,837
MXN	7,996,000	USD	731,417	4/26/2007	8,056
USD	1,100,785	MXN	12,200,000	4/26/2007	2,892
USD	3,474,457	NOK	22,400,000	4/26/2007	126,200
NZD	7,877,000	USD	5,445,291	4/26/2007	46,535
USD	299,625	UAH	1,520,000	3/1/2007	1,049
Total unrealized appreciation					264,946
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
USD	5,429,954	AUD	6,905,000	4/26/2007	(79,872)
AUD	4,400,000	USD	3,394,424	4/26/2007	(14,752)
EUR	1,352,911	GBP	891,000	4/26/2007	(19,813)
EUR	5,410,000	USD	7,039,492	4/26/2007	(37,652)
EUR	210,000	USD	272,929	4/26/2007	(1,785)
IDR	3,170,000,000	USD	346,827	4/26/2007	(1,525)
EUR	2,679,338	JPY	418,000,000	4/26/2007	(1,564)
USD	637,851	KZT	78,647,000	4/26/2007	(11,915)
TRY	1,110,000	USD	758,611	4/26/2007	(7,186)
ZAR	12,000,000	USD	1,633,264	4/26/2007	(13,283)
Total unrealized depreciation					(189,347)
Currency Abbreviations
ARS Argentine Peso
AUD Australian Dollar
BRL Brazilian Real
CLP Chilean Peso
EGP Egyptian Pound
EUR Euro
GBP Great British Pound
IDR Indonesian Rupiah
JPY Japanese Yen
KZT Kazakhstan Tenge
MXN Mexican Peso
MYR Malaysian Ringgit
NOK Norwegian Krone
NZD New Zealand Dollar
PEN Peruvian Nouveau Sol
RUB New Russian Ruble
TRY New Turkish Lira
UAH Ukraine Hryvna
USD United States Dollar
ZAR South African Rand

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2007
Assets
Investments: Investments in securities, at value (cost $665,357,952) — including $46,135,510 of securities loaned	$ 660,639,479
Investment in Daily Assets Fund Institutional (cost $48,126,084)*	48,126,084
Investment in Cash Management QP Trust (cost $27,496,858)	27,496,858
Total investments in securities, at value (cost $740,980,894)	736,262,421
Cash	10,000
Foreign currency, at value (cost $513,226)	513,851
Receivable for investments sold	5,879,107
Dividends receivable	6,546
Interest receivable	6,578,096
Receivable for Fund shares sold	430,609
Unrealized appreciation on forward foreign currency exchange contracts	264,946
Other assets	47,332
Total assets	749,992,908
Liabilities
Payable for investments purchased	16,772,285
Payable upon return of securities loaned	48,126,084
Unrealized depreciation on forward foreign currency exchange contracts	189,347
Payable for Fund shares redeemed	4,001,746
Accrued management fee	258,143
Other accrued expenses and payables	687,403
Total liabilities	70,035,008
Net assets, at value	$ 679,957,900
Net Assets
Net assets consist of: Undistributed net investment income	2,262,706
Net unrealized appreciation (depreciation) on: Investments	(4,718,473)
Foreign currency related transactions	73,992
Accumulated net realized gain (loss)	(83,865,793)
Paid-in capital	766,205,468
Net assets, at value	$ 679,957,900
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($212,209,244 ÷ 16,840,016 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.60
Maximum offering price per share (100 ÷ 95.5 of $12.60)	$ 13.19

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($12,295,151 ÷ 975,159 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.61

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($12,857,906 ÷ 1,020,554 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.60
Class S Net Asset Value, offering and redemption price(a) per share ($442,254,552 ÷ 35,107,482 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.60
Institutional Class Net Asset Value, offering and redemption price(a) per share ($341,047 ÷ 27,130 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.57
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended January 31, 2007
Investment Income
Income: Interest (net of foreign taxes withheld of $15,648)	$ 38,444,601
Interest — Cash Management QP Trust	928,287
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	8,736
Dividends	41,782
Total Income	39,423,406
Expenses: Management fee	3,404,810
Administration fee	471,281
Distribution service fees	810,175
Services to shareholders	1,437,096
Custodian and accounting fees	94,563
Auditing	84,777
Legal	50,470
Trustees' fees and expenses	24,692
Reports to shareholders and shareholder meeting	357,698
Registration fees	83,830
Other	58,804
Total expenses before expense reductions	6,878,196
Expense reductions	(171,280)
Total expenses after expense reductions	6,706,916
Net investment income	32,716,490
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(7,577,755)
Foreign currency related transactions	(168,502)
Net increase from payments by affiliates and net losses realized on trades executed incorrectly and the disposal of investments in violation of restrictions	—
(7,746,257)
Net unrealized appreciation (depreciation) during the period on: Investments	4,292,728
Foreign currency related transactions	134,589
4,427,317
Net gain (loss) on investment transactions	(3,318,940)
Net increase (decrease) in net assets resulting from operations	$ 29,397,550

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended January 31,
	2007	2006
Operations: Net investment income	$ 32,716,490	$ 31,965,443
Net realized gain (loss) on investment transactions	(7,746,257)	3,229,423
Net unrealized appreciation (depreciation) during the period on investment transactions	4,427,317	(20,111,710)
Net increase (decrease) in net assets resulting from operations	29,397,550	15,083,156
Distributions to shareholders from: Net investment income: Class A	(10,545,869)	(11,516,091)
Class B	(547,565)	(767,984)
Class C	(526,034)	(565,502)
Class AARP	(2,757,764)	(7,664,789)
Class S	(20,384,014)	(17,099,535)
Institutional Class	(17,783)	(198,757)
Fund share transactions: Proceeds from shares sold	62,801,030	95,379,796
Reinvestment of distributions	27,295,264	29,575,112
Cost of shares redeemed	(178,451,590)	(184,093,858)
Redemption fees	5,866	10,320
Net increase (decrease) in net assets from Fund share transactions	(88,349,430)	(59,128,630)
Increase (decrease) in net assets	(93,730,909)	(81,858,132)
Net assets at beginning of period	773,688,809	855,546,941
Net assets at end of period (including undistributed net investment income of $2,262,706 and $3,022,948, respectively)	$ 679,957,900	$ 773,688,809

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended January 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 12.68	$ 13.04	$ 12.97	$ 12.76	$ 12.51
Income (loss) from investment operations: Net investment income[a]	.56	.49	.50	.44	.56
Net realized and unrealized gain (loss) on investment transactions	(.04)	(.26)	.12	.26	.29
Total from investment operations	.52	.23	.62	.70	.85
Less distributions from: Net investment income	(.60)	(.59)	(.55)	(.49)	(.60)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 12.60	$ 12.68	$ 13.04	$ 12.97	$ 12.76
Total Return (%)[b]	4.20	1.78	4.90	5.57	7.03
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	212	240	263	283	301
Ratio of expenses (%)	1.06	1.02	1.01	1.07	1.07
Ratio of net investment income (%)	4.44	3.82	3.87	3.47	4.46
Portfolio turnover rate (%)[c]	150	184	156	210	235
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The portfolio turnover rate including mortgage dollar roll transactions was 151%, 196%, 190%, 248% and 259% for the years ended January 31, 2007, 2006, 2005, 2004 and 2003, respectively.
* Amount is less than $.005.

Class B Years Ended January 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 12.68	$ 13.04	$ 12.97	$ 12.76	$ 12.51
Income (loss) from investment operations: Net investment income[a]	.46	.38	.39	.35	.47
Net realized and unrealized gain (loss) on investment transactions	(.04)	(.27)	.12	.25	.29
Total from investment operations	.42	.11	.51	.60	.76
Less distributions from: Net investment income	(.49)	(.47)	(.44)	(.39)	(.51)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 12.61	$ 12.68	$ 13.04	$ 12.97	$ 12.76
Total Return (%)[b]	3.38[c]	.88[c]	3.95[c]	4.86	6.22
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	17	29	47	65
Ratio of expenses before expense reductions (%)	2.09	2.02	1.93	1.83	1.83
Ratio of expenses after expense reductions (%)	1.86	1.90	1.88	1.83	1.83
Ratio of net investment income (%)	3.64	2.94	3.00	2.71	3.70
Portfolio turnover rate (%)[d]	150	184	156	210	235
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 151%, 196%, 190%, 248% and 259% for the years ended January 31, 2007, 2006, 2005, 2004 and 2003, respectively.
* Amount is less than $.005.

Class C Years Ended January 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 12.67	$ 13.03	$ 12.97	$ 12.76	$ 12.51
Income (loss) from investment operations: Net investment income[a]	.46	.38	.39	.36	.48
Net realized and unrealized gain (loss) on investment transactions	(.04)	(.27)	.12	.25	.29
Total from investment operations	.42	.11	.51	.61	.77
Less distributions from: Net investment income	(.49)	(.47)	(.45)	(.40)	(.52)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 12.60	$ 12.67	$ 13.03	$ 12.97	$ 12.76
Total Return (%)[b]	3.39[c]	.89	4.01[c]	4.88	6.33
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	15	16	19	22
Ratio of expenses before expense reductions (%)	1.89	1.89	1.88	1.73	1.73
Ratio of expenses after expense reductions (%)	1.86	1.89	1.86	1.73	1.73
Ratio of net investment income (%)	3.64	2.95	3.02	2.81	3.80
Portfolio turnover rate (%)[d]	150	184	156	210	235
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 151%, 196%, 190%, 248% and 259% for the years ended January 31, 2007, 2006, 2005, 2004 and 2003, respectively.
* Amount is less than $.005.

Class S Years Ended January 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 12.68	$ 13.04	$ 12.97	$ 12.76	$ 12.51
Income (loss) from investment operations: Net investment income[a]	.59	.52	.52	.47	.59
Net realized and unrealized gain (loss) on investment transactions	(.04)	(.27)	.12	.26	.29
Total from investment operations	.55	.25	.64	.73	.88
Less distributions from: Net investment income	(.63)	(.61)	(.57)	(.52)	(.63)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 12.60	$ 12.68	$ 13.04	$ 12.97	$ 12.76
Total Return (%)	4.45[b]	1.98	5.10[b]	5.82	7.29
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	442	352	374	408	469
Ratio of expenses before expense reductions (%)	.85	.81	.85	.83	.83
Ratio of expenses after expense reductions (%)	.82	.81	.84	.83	.83
Ratio of net investment income (%)	4.68	4.03	4.04	3.71	4.70
Portfolio turnover rate (%)[c]	150	184	156	210	235
[a] Based on average shares outstanding during the period.
[b] Total returns would have been lower had certain expenses not been reduced.
[c] The portfolio turnover rate including mortgage dollar roll transactions was 151%, 196%, 190%, 248% and 259% for the years ended January 31, 2007, 2006, 2005, 2004 and 2003, respectively.
* Amount is less than $.005.

Institutional Class Years Ended January 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 12.66	$ 13.01	$ 12.97	$ 12.76	$ 12.52
Income (loss) from investment operations: Net investment income[a]	.59	.53	.54	.50	.62
Net realized and unrealized gain (loss) on investment transactions	(.04)	(.25)	.11	.25	.28
Total from investment operations	.55	.28	.65	.75	.90
Less distributions from: Net investment income	(.64)	(.63)	(.61)	(.54)	(.66)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 12.57	$ 12.66	$ 13.01	$ 12.97	$ 12.76
Total Return (%)	4.46	2.13	5.22	6.03	7.33
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.3	.4	9.6		13
Ratio of expenses (%)	.76	.68	.66	.62	.63
Ratio of net investment income (%)	4.74	4.16	4.22	3.92	4.90
Portfolio turnover rate (%)[b]	150	184	156	210	235
[a] Based on average shares outstanding during the period.
[b] The portfolio turnover rate including mortgage dollar roll transactions was 151%, 196%, 190%, 248% and 259% for the years ended January 31, 2007, 2006, 2005, 2004 and 2003, respectively.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Core Plus Income Fund (the "Fund") is a diversified series of DWS Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are no longer available to new investors except under certain circumstances. Shares of Class AARP were designed for members of AARP (see Note C, under the caption Other Related Parties). Class AARP shares were converted into Class S shares on July 14, 2006.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of January 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to earn interest and receive principal payments on securities sold. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of the securities sold by the Fund may decline below the repurchase price of those securities.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which they are entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At January 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $81,418,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2008 ($18,974,000), January 31, 2009 ($45,354,000), January 31, 2011 ($5,515,000), January 31, 2014 ($752,000), and January 31, 2015 ($10,823,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2006 through January 31, 2007, the Fund incurred approximately $1,025,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending January 31, 2008.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At January 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:

Undistributed ordinary income	$ 2,344,607
Capital loss carryforwards	$ (81,418,000)
Net unrealized appreciation (depreciation) on investments	$ (6,141,946)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended January 31,
	2007	2006
Distributions from ordinary income	$ 34,779,029	$ 37,812,658

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended January 31, 2007, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $429,398,173 and $499,567,439, respectively. Purchases and sales of US Treasury obligations aggregated $618,158,577 and $651,365,108, respectively. Purchase and Sales of mortgage dollar rolls aggregated $5,849,423 and $5,847,427, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The Management Agreement was amended and restated effective June 1, 2006.

Prior to June 1, 2006, in addition to portfolio management services, the Advisor provided certain administrative services in accordance with the Management Agreement. For the period from February 1, 2006 through May 31, 2006, the management fee payable under the Management Agreement was equal to an annual rate as follows:

First $250 million of the Fund's average daily net assets	.550%
Next $750 million of such net assets	.520%
Next $1.5 billion of such net assets	.500%
Next $2.5 billion of such net assets	.480%
Next $2.5 billion of such net assets	.450%
Next $2.5 billion of such net assets	.430%
Next $2.5 billion of such net assets	.410%
Over $12.5 billion of such net assets	.400%

Effective June 1, 2006, under the Amended and Restated Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.465%
Next $750 million of such net assets	.435%
Next $1.5 billion of such net assets	.415%
Next $2.5 billion of such net assets	.395%
Next $2.5 billion of such net assets	.365%
Next $2.5 billion of such net assets	.345%
Next $2.5 billion of such net assets	.325%
Over $12.5 billion of such net assets	.315%

Accordingly, for the year ended January 31, 2007, the fee pursuant to these agreements was equivalent to an annual effective rate of 0.47% of the Fund's average daily net assets.

Pursuant to a written contract, Aberdeen Asset Management Inc. ("AAMI"), a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, serves as subadvisor to the Fund. AAMI is paid for its services by the Advisor from its fee as investment advisor to the Fund.

For the period from February 1, 2006 through May 31, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustees' counsel fees and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.84%
Class B	.90%
Class C	.90%
Class S	.84%
Institutional Class	.90%

For the period from June 1, 2006 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.06%
Class B	1.81%
Class C	1.81%
Class S	.81%
Institutional Class	.81%

Effective October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organization and offering expenses) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class B	1.80%
Class C	1.80%
Class S	.76%

Administration Fee. Effective June 1, 2006, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from June 1, 2006 through January 31, 2007, the Advisor received an Administration Fee of $471,281, of which $58,524 is unpaid at year end.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class AARP (through July 14, 2006) and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC and DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholders servicing fee they receive from the Fund. For the year ended January 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at January 31, 2007
Class A	$ 316,971	$ —	$ 71,076
Class B	57,990	32,120	15,684
Class C	28,592	4,737	7,162
Class AARP	84,822	—	—
Class S	639,428	130,396	130,480
Institutional Class	320	—	55
	$ 1,128,123	$ 167,253	$ 224,457

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. Effective June 1, 2006, these fees are now paid under the Administrative Services Agreement. For the period from February 1, 2006 through May 31, 2006, the amounts charged to the Fund by DWS-SFAC for accounting services aggregated $54,936, all of which is paid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended January 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2007
Class B	$ 107,219	$ 10,970
Class C	102,282	8,434
	$ 209,501	$ 19,404

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended January 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2007	Annual Effective Rate
Class A	$ 532,318	$ 24,173.24%
Class B	34,841	948.24%
Class C	33,515	2,382.25%
	$ 600,674	$ 27,503

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended January 31, 2007 aggregated $10,565.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended January 31, 2007, the CDSC for Class B and C shares aggregated $36,266 and $260, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended January 31, 2007, SDI received $4 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended January 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $26,460, of which $8,160 is unpaid at year end.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated fund's investment in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo were phased out in 2006.

D. Fee Reductions

For the year ended January 31, 2007, the Advisor reimbursed the Fund $3,732, which represented a portion of expected fee savings for the Advisor through May 31, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended January 31, 2007, the Fund's custodian fees were reduced by $295 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended January 31, 2007		Year Ended January 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,341,855	$ 16,837,531	1,866,697	$ 24,062,910
Class B	84,594	1,060,869	186,976	2,409,783
Class C	163,185	2,049,468	197,351	2,542,554
Class AARP*	202,556	2,534,219	1,198,333	15,460,819
Class S	3,208,142	40,307,343	3,888,490	49,928,130
Institutional Class	922	11,600	75,345	975,600
		$ 62,801,030		$ 95,379,796
Shares issued to shareholders in reinvestment of distributions
Class A	638,508	$ 8,013,041	667,476	$ 8,571,344
Class B	38,513	483,422	51,701	664,237
Class C	32,256	404,804	34,042	436,762
Class AARP*	136,454	1,703,074	377,072	4,842,576
Class S	1,328,028	16,673,189	1,157,735	14,861,436
Institutional Class	1,416	17,734	15,426	198,757
		$ 27,295,264		$ 29,575,112
Shares redeemed
Class A	(4,053,073)	$ (50,843,609)	(3,772,729)	$ (48,522,678)
Class B	(471,522)	(5,919,564)	(1,129,960)	(14,572,838)
Class C	(339,719)	(4,261,313)	(295,082)	(3,797,995)
Class AARP*	(1,811,539)	(22,631,174)	(2,337,230)	(30,027,265)
Class S	(7,546,120)	(94,753,896)	(5,981,016)	(76,904,100)
Institutional Class	(3,344)	(42,034)	(792,096)	(10,268,982)
		$ (178,451,590)		$ (184,093,858)
Shares converted*
Class AARP	(10,358,230)	(128,517,718)	—	—
Class S	10,364,077	128,517,718	—	—
		$ —		$ —
Redemption fees		$ 5,866		$ 10,320
Net increase (decrease)
Class A	(2,072,710)	$ (25,992,896)	(1,238,556)	$ (15,887,477)
Class B	(348,415)	(4,375,200)	(891,283)	(11,498,816)
Class C	(144,278)	(1,804,963)	(63,689)	(818,679)
Class AARP*	(11,830,759)	(146,910,437)	(761,825)	(9,721,208)
Class S	7,354,127	90,746,766	(934,791)	(12,107,826)
Institutional Class	(1,006)	(12,700)	(701,325)	(9,094,624)
		$ (88,349,430)		$ (59,128,630)
* On June 28, 2006, the Board of the Fund approved the conversion of Class AARP shares of the Fund into Class S shares of the Fund. This conversion was completed on July 14, 2006, and those shares are no longer offered.

G. Payment made by Affiliates

During the year ended January 31, 2007, the Advisor fully reimbursed the Fund $13 for a loss incurred on a trade executed incorrectly. In addition, the Advisor fully reimbursed the Fund $1,666 for a loss incurred in violation of an investment restriction.

The amounts of these losses were less than .01% of the Fund's average daily net assets thus having no impact on the Fund's total return.

H. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Portfolio Trust and the Shareholders of DWS Core Plus Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Core Plus Income Fund (the "Fund") at January 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts March 27, 2007	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's investment management agreement with DIMA and the sub-advisory agreement between DIMA and Aberdeen Asset Management, Inc. ("AAMI"), and the sub-sub-advisory agreement between AAMI and Aberdeen Asset Management Investment Services Limited ("Aberdeen IS") in September 2006. The Fund's investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreements, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement, sub-advisory agreement and sub-sub-advisory agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The sub-advisory fees paid to AAMI and Aberdeen IS are paid by DIMA out of its fee and not directly by the Fund.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's, AAMI's and Aberdeen IS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's investment management agreement, the sub-advisory agreement and the sub-sub-advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA with respect to certain classes helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2006, the Fund's performance (Class S shares) was in the 1st quartile, 1st quartile and 3rd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods ended June 30, 2006 and has underperformed its benchmark in the five-year period ended June 30, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA, AAMI and Aberdeen IS. The Board considered extensive information regarding DIMA, including DIMA's, AAMI's and Aberdeen IS's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the investment management agreement, the sub-advisory agreement and the sub-sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by DIMA, AAMI and Aberdeen IS have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA, AAMI and Aberdeen IS regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, AAMI and Aberdeen IS, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's investment management agreement, the sub-advisory agreement and the sub-sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the agreements.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of January 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	87
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	85
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: The Kennel Shop (retailer)	87
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	87
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	87
Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	87
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	87
Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, Viasys Health Care[1] (since January 2007). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	87
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	87
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	87
Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	87
Carl W. Vogt (1936) Board Member since 2002	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		85
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1 (800) 621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SZIAX	SZIBX	SZICX	SZIIX
CUSIP Number	23337F 102	23337F 201	23337F 300	23337F 607
Fund Number	463	663	763	1463
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Sites	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SCSBX
Fund Number	2063

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, January 31, 2007, Core Plus Income Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS CORE PLUS INCOME FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended January 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$79,500	$128	$0	$0
2006	$76,200	$225	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year January 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$155,500	$11,930	$0
2006	$268,900	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended January 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$11,930	$0	$11,930
2005	$0	$197,605	$89,035	$286,640

All other engagement fees were billed for services in connection with industry updates and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Core Plus Income Fund, a series of DWS Portfolio Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Core Plus Income Fund, a series of DWS Portfolio Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 28, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 28, 2007